Nature of business	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Nature of business

1.	Nature of business

Western Wind Energy Corp. (the “Company”), together with its subsidiaries (collectively referred to as “Western Wind”), is in the business of developing and operating wind and solar energy projects, principally on properties either owned or leased by the Company in California, Arizona, Puerto Rico and Canada.

Western Wind Energy is a vertically integrated renewable energy development and production company that as at March 12, 2012, owns 165MW of rated capacity in production, in the States of California and Arizona. Western Wind further owns substantial development assets for both solar and wind energy in the U.S. and Canada. The Company is headquartered in Vancouver, BC and has branch offices in Scottsdale, Arizona and Tehachapi, California.